SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) July 25, 1997

                            BENEFICIAL CORPORATION

            (Exact name of registrant as specified in its charter)

          Delaware                   1-1177                    51-0003820
  (State of Incorporation)    (Commission file number)    (I.R.S. Employer
                                                          Identification No.)

                    One Christina Centre
                      301 North Walnut Street
                    Wilmington, Delaware                    19801
              (Address or principal executive office)     (Zip Code)

         Registrant's telephone number including area code (302) 425-2500


          Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

               (c)  Exhibits.

                    1.1  Distribution Agreement, dated July 25,
                         1997, among the Registrant and Merrill
                         Lynch & Co., Merrill Lynch, Pierce, Fenner
                         & Smith Incorporated, J.P. Morgan
                         Securities Inc., UBS Securities LLC, Chase
                         Securities Inc. and Salomon Brothers Inc.

                    4.1  Form of Fixed Rate Medium-Term Note,
                         Series I (Global).

                    4.2  Form of Fixed Rate Medium-Term Note,
                         Series I (Certificated).

                    4.3  Form of Floating Rate Medium-Term Note,
                         Series I (Global).

                    4.4  Form of Floating Rate Medium-Term Note,
                         Series I (Certificated).


                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BENEFICIAL CORPORATION

          Dated: July 30, 1997          By:  /s/ Samuel F. McMillan
                                           ____________________________
                                           Samuel F. McMillan
                                           Senior Vice President and
                                           Treasurer


                                Exhibit Index

          Exhibit                  Description
          Number                   of Exhibit                      Page

           1.1         Distribution Agreement, dated July            5
                       25, 1997, among the Registrant and
                       Merrill Lynch & Co., Merrill Lynch,
                       Pierce, Fenner & Smith Incorporated,
                       J.P. Morgan Securities Inc., UBS
                       Securities LLC, Chase Securities Inc.
                       and Salomon Brothers Inc.

           *4.1        Form of Fixed Rate Medium-Term Note,
                       Series I (Global).

           *4.2        Form of Fixed Rate Medium-Term Note,
                       Series I (Certificated).
           *4.3        Form of Floating Rate Medium-Term
                       Note, Series I (Global).

           *4.4        Form of Floating Rate Medium-Term
                       Note, Series I (Certificated).


          _____________________
          * The Exhibits thus designated are incorporated herein by reference. Following the description of such Exhibits is a reference to the copy of the Exhibit heretofore filed with the Securities and Exchange Commission, to which there have been no amendments or changes.